                                 LOAN AGREEMENT

                  THIS LOAN AGREEMENT (the "Agreement") is made this ____ day of
January,   1997,  by  and  between  NPD,  INC.,  a  Delaware   corporation  (the
"Borrower"), and CASINO-CO CORPORATION, a Nevada corporation (the "Lender").

                              W I T N E S S E T H:

                  Lender has agreed to loan to Borrower the sum of $2,904- ,016.00 (the "Loan"), on the terms and subject to the conditions set forth herein. The Loan is evidenced by the Borrower's Secured Promissory Note, dated of even date herewith (the "Note"), in the form of Exhibit "A" attached hereto and incorporated herein by reference. The Borrower and the Lender desire to set forth herein the terms and conditions of an agreement pursuant to which the Lender has advanced to the Borrower the Loan.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and intending to be legally bound hereby, the Lender and the Borrower hereby agree as follows:

                  1. The Loan. The Lender has granted to the Borrower the Loan upon the terms and subject to the conditions hereinafter set forth. The obligation of the Borrower to repay to the Lender the aggregate outstanding principal amount under the Loan and accrued interest thereon shall be evidenced by the Note to be executed and delivered by the Borrower to the Lender concurrently with the execution and delivery of this Agreement.

                  2. Security Agreement and Guarantee. To secure all of the Borrower's obligations under the Note and under this Agreement the Borrower has concurrently herewith (i) granted to the Lender a first and prior lien and security interest in and to the Collateral, as such term is defined in the Security Agreement dated of even date herewith in the form of Exhibit "B" attached hereto and incorporated herein by reference (the "Security Agreement"), subject only to the rights of Brennan under the Brennan Pledge Agreement (as defined in the Security Agreement), which Security Agreement is hereby confirmed and ratified as being in full force and effect and incorporated into this Agreement by reference and (ii) caused to be delivered to the Borrower the personal guarantee of Nunzio P. DeSantis in the form of Exhibit "C" attached hereto and incorporated herein by reference. The security interest in the Collateral shall be discharged upon payment in full of the indebtedness of Borrower to Lender under the Note and the Loan Agreement.

                  3. Representations and Warranties of the Borrower. As a further inducement to the Lender to execute and deliver this Agreement and to make the Loan available to the Borrower, the Borrower hereby represents and warrants to, and makes the following agreements with, the Lender:

M:\59185\931\loan.agr

                           (a)   Authority. The Borrower is a corporation, duly
organized, validly existing and in good standing under the laws of the State of Delaware. The Borrower has full power and authority to borrow the Loan, to execute and deliver this Agreement, the Note, the Security Agreement and any other instruments and documents required to be executed in connection herewith and therewith (the Security Agreement and such other instruments and documents being collectively called the "Other Documents").

                           (b)      Validity and Enforceability. This Agreement,
the Note and the Other Documents have been duly authorized, validly executed and delivered by the Borrower and are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the rights of creditors generally and except that the remedy of specific performance or injunctive relief is subject to the discretion of the court before which such a proceeding may be brought.

                           (c)
 No Conflicts. The execution and delivery by the Borrower of this Agreement, the Note and Other Documents and the performance by the Borrower of all of its obligations hereunder and thereunder (a) will not violate or be in conflict with its certificate of incorporation or by-laws; (b) will not constitute a default (with or without the giving of notice or the passage of time or both) under any indenture, agreement or other instrument to which it is a party or by which it or any of its properties or assets is or may be bound or subject; and (c) will not result in the creation or imposition of any lien, security interest, charge or encumbrance of any nature upon any of its properties or assets, which violation or conflict under clause (a), default under clause (b), or lien, security interest, charge or encumbrance under clause
(c) would have a material adverse effect on the Borrower or otherwise materially impair its ability to perform its obligations under this Agreement, the Note or the Other Documents.

                           (d)   No Consents. No consent, approval or authoriza-
tion of, or registration, declaration or filing with, any governmental authority or other third party is required as a condition to, or in connection with, the due and valid execution and delivery by the Borrower of this Agreement, the Note or Other Documents other than consents, approvals, authorizations, etc. which have been obtained.

                  4.       Events of Default: Remedies.

                           (a)    Events of Default. The following shall consti-
tute events of default under this Agreement ("Events of Default"):

                                    (i)  The Borrower fails to pay when due any
principal, interest or other sums due under the Note and shall not

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                                                      - 6 -
have remedied such failure within fifteen (15) days after written notice of such default has been given by the Lender to the Borrower.

                                    (ii) The Borrower defaults in the observance
or performance of any condition or covenant contained in this Agreement, the Note or the Other Documents and shall not have remedied the default within forty-five (45) days after written notice of such default has been given by the Lender to the Borrower; provided, however, that if the Borrower has the ability to cure the default, but such default cannot reasonably be cured within such forty-five (45) day period, an Event of Default shall not be deemed to occur if the Borrower shall commence to cure the default during such forty-five day (45) period and shall continuously and diligently in good faith pursue such cure to completion.

                                 (iii)  A breach by the Borrower of any warranty
or any misrepresentation contained in this Agreement, the Note or the Other Documents, and such breach or misrepresentation shall not have been remedied within forty-five (45) days after receipt of written notice of such breach has been given by the Lender to the Borrower.

                                    (iv)    A dissolution or liquidation of the
Borrower shall have been declared.

                                    (v) If the Borrower shall make an assignment
for the benefit of creditors, or file a voluntary petition under the Bankruptcy Code, as amended, or any other Federal or state insolvency law, or apply for or consent to the appointment of a receiver, trustee or custodian of all or part of its property.

                                    (vi)    If the Borrower shall file an answer
admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against it under the Bankruptcy Code, as amended, or any other Federal or state insolvency law, or shall fail to have such petition dismissed within ninety (90) days after its filing.

                  (vii) If an Order for Relief shall be entered following the filing of an involuntary petition against the Borrower under the Bankruptcy Code, as amended, or any other Federal or state insolvency law, or if an Order shall be entered appointing a receiver, trustee or custodian of all or part of its property.

                  (viii) If there shall have occurred an Event of Default under the Note or any of the Other Documents.


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                                                      - 7 -

                           (b)      Remedies. In the event an Event of Default
shall occur and be continuing, then, in the sole discretion of the Lender, and without further notice to the Borrower, the unpaid principal amount and the accrued interest at the applicable rate specified in the Note until full payment of all amounts due under the Note or hereunder, and all other sums due by the Borrower under this Agreement, the Note or the Other Documents, shall become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrower. In addition, in each case, the Lender may recover all costs of suit and other expenses incurred by the Lender (including reasonable attorneys' fees) in connection with the collection of any sums due hereunder. In addition to other remedies available to it, the Lender may exercise its rights under the Note and under the Other Documents. The remedies set forth herein shall be in addition to, and not in lieu of, any other additional rights or remedies the Lender may have at law or in equity.

                  5. Survival of Representations and Covenants. This Agreement and all covenants, agreements, representations and warranties made herein, in the Note, and in any of the Other Documents delivered pursuant hereto or thereto shall survive the making of the Loan and the execution and delivery of the Note, this Agreement and the Other Documents, and shall continue in full force and effect until all of the obligations have been fully paid, performed, satisfied and discharged.


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                                                      - 8 -

                  6.       Miscellaneous.

                           (a)     Entire Agreement: Amendments; Applicable Law.
This Agreement, the Note and the Other Documents executed and delivered pursuant hereto constitute the entire agreement between the Lender and the Borrower with respect to the subject matter hereof. The provisions of this Agreement, the Note or the Other Documents shall not be modified, rescinded or waived except in writing executed by the party against whom such modification, rescission or waiver is sought to be enforced. The construction, interpretation and enforcement of this Agreement, the Note and the Other Documents shall be governed by and construed in accordance with the laws of the State of Nevada. The Lender and the Borrower acknowledge and agree that the only appropriate forums for any legal dispute arising under or in connection with this Agreement, the Note and/or the Other Documents are, and each party hereby irrevocably submits itself to the personal jurisdiction of, (i) the United States District Court of the District of Nevada, and the parties consent and agree that such court shall have sole jurisdiction over any matter arising under or in connection hereunder or thereunder, or (ii) in the event that such District Court does not have, or will not assume, jurisdiction over such dispute, the Eighth Judicial District of the State of Nevada.

                           (b)      Successors and Assigns. This Agreement shall
be binding upon, and inure to the benefit of, the Lender and the Borrower and their respective successors and assigns, except that the Borrower shall not make any assignment of its rights hereunder without the prior consent of the Lender, which consent may be granted or withheld by the Lender in its sole and absolute discretion.

                           (c)     Rights Cumulative. The remedies of the Lender
as provided in this Agreement, the Note and the Other Documents shall be cumulative and concurrent; may be pursued singly, successively, or together at the sole discretion of the Lender, may be exercised as often as occasion for their exercise shall occur; and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of it.

                           (d)      Notices. All notices, requests, demands and
other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and made when received by the party to whom the notice, request, etc.

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                                                      - 9 -
is directed, and which shall be delivered personally, by courier service such as Federal Express, or by messenger, or by United States mail, registered or certified mail, postage pre-paid, return receipt requested, addressed as set forth below.

                                    If to the Borrower:

                                    NPD, Inc.
                                    215 Central NW
                                    Suite 3B
                                    Albuquerque, NM 87102
                                    Attention: Chairman

                                    If to the Lender:

                                    Casino-Co Corporation
                                    2805 Ashworth Circle
                                    Las Vegas, NV 89107
                                    Attention: Chairman

                           (f)      Counterparts. This Agreement may be executed
in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

                           (g)    Severability. If any provisions of this Agree-
ment shall be held invalid under any applicable laws, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provisions and, to this end, the provisions hereof are severable.

                  IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed and delivered as of the date first written above.
                                    NPD, INC.


                                             BY:______________________________
                                                   Nunzio P. DeSantis, President

Attest:  ____________________


                                                     CASINO-CO CORPORATION


                                               By:  ____________________________



Attest:  ____________________


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                                                     - 10 -

                             SECURED PROMISSORY NOTE


$2,904,016.00                                             Dated: January  , 1997

                  FOR VALUE RECEIVED, NPD, INC., a Delaware corporation ("Maker"), promises to pay to the order of CASINO-CO CORPORATION, a Nevada corporation ("Payee") with an address of 2805 Ashworth Circle, Las Vegas, NV
89107, the principal sum of Two Million Nine Hundred Four Thousand Sixteen Dollars ($2,904,016.00), lawful money of the United States of America, together with interest accrued thereon, at the rate and on the terms set forth below:

                  6.       Payment of Interest and Principal.

                           (a)   Payment of Principal and Interest. Interest on
the unpaid principal amount of this Note shall accrue at a rate equal to ten percent (10%) per annum, and shall be paid in full, together with the entire amount of unpaid principal balance then outstanding, on April , 1997 (the "Maturity Date").

                           (b)      Prepayment.  Maker shall have the right to
prepay at any time and from time to time, without penalty or premium, all or any portion of the outstanding principal of this Note. All prepayments under this Note shall be applied first to accrued and unpaid interest, and second to unpaid principal due hereunder.

                           (c)      Place of Payment.  Maker shall make all pay-
ments to Payee at the address of Payee as set forth above or to such other place or places as Payee, from time to time, shall designate in writing to Maker in accordance with the Loan Agreement dated of even date herewith between Maker and Payee (the "Loan Agreement").

                  7. Security Agreement and Guarantee. To secure all of the Maker's obligations under this Note and under the Loan Agreement Maker has concurrently herewith (i) granted to Payee a first and prior lien and security interest in and to the Collateral, as such term is defined in the Security Agreement (as defined in the Loan Agreement), subject only to the rights of Robert E. Brennan under the Brennan Pledge Agreement (as defined in the Security Agreement), which Security Agreement is hereby confirmed and ratified as being in full force and effect and (ii) caused to be delivered to Payee the Guarantee (as defined in the Loan Agreement). The security interest in the Collateral shall be discharged upon payment in full of the indebtedness of Maker to Payee under this Note and the Loan Agreement.


M:\59185\931\note

                  8.       Events of Default; Remedies.

                           (a)   Events of Default.  The following shall consti-
tute events of default under this Note ("Events of Default"):

                              (i)     Maker fails to pay when due any principal,
interest or other sums due under this Note and shall not have remedied such failure within fifteen (15) days after written notice of such default has been given by Payee to Maker.

                                    (ii)    Maker defaults in the observance or
performance of any condition or covenant contained in this Note, the Loan Agreement or the Other Documents (as such term is defined in the Loan Agreement) and shall not have remedied the default within forty-five (45) days after written notice of such default has been given by Payee to Maker; provided, however, that if Maker has the ability to cure the default, but such default cannot reasonably be cured within such forty-five (45) day period, an Event of Default shall not be deemed to occur if Maker shall commence to cure the default during such forty-five day (45) period and shall continuously and diligently in good faith pursue such cure to completion.

                                (iii)  A breach by Maker of any warranty or any
misrepresentation contained in the Loan Agreement or the Other Documents, and such breach or misrepresentation shall not have been remedied within forty-five
(45) days after receipt of written notice of such breach has been given by Payee to Maker.

                                    (iv)  A dissolution or liquidation of Maker
shall have been declared.

                                    (v)If Maker shall make an assignment for the
benefit of creditors, or file a voluntary petition under the Bankruptcy Code, as amended, or any other Federal or state insolvency law, or apply for or consent to the appointment of a receiver, trustee or custodian of all or part of its property.

                                    (vi) If Maker shall file an answer admitting
the jurisdiction of the court and the material allegations of an involuntary petition filed against it under the Bankruptcy Code, as amended, or any other Federal or state insolvency law, or shall fail to have such petition dismissed within ninety (90) days after its filing.

                  (vii) If an Order for Relief shall be entered following the filing of an involuntary petition against Maker under the Bankruptcy Code, as amended, or any other Federal or state insolvency law, or if an Order shall be entered appointing a receiver, trustee or custodian of all or part of its property.


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                                                     - 12 -

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                  (viii) If there shall have occurred an Event
of Default under the Loan Agreement any of the Other Documents.

                           (b)     Remedies.  If an Event of Default shall occur
and be continuing then, in the sole discretion of Payee and without further notice to Maker, the unpaid principal amount and the accrued interest hereunder at the applicable rate specified above until full payment of all amounts due hereunder, and all other sums due by Maker under this Note shall become immediately due and payable without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Maker. In addition, in each case, Payee may recover all costs of suit and other expenses incurred by Payee (including reasonable attorneys' fees) in connection with the collection of any sums due hereunder. In addition to other remedies available to it, the Payee may exercise its rights under the Loan Agreement, the Security Agreement and the Guarantee. The remedies set forth herein shall be in addition to, and not in lieu of, any other additional rights or remedies Payee may have at law or in equity.

                  4. Rights Cumulative. The remedies of Payee as provided in this Note shall be cumulative and concurrent; may be pursued singly, successively or together at the sole discretion of Payee, may be exercised as often as occasion for their exercise shall occur; and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of it.

                  5. Controlling Law. This Note and all questions relating to its validity, interpretation or performance and en-forcement shall be governed by and construed in accordance with the laws of the State of Nevada.

                  6. Notices. Any notices or other communications required to be delivered hereunder shall be sent or delivered in accordance with the Loan Agreement.

                  7. Binding Nature of Note. This Note shall be binding upon Maker, and its successors and assigns and shall inure to the benefit of Payee and its successors and assigns.

                  8. Modification. This Note may not be modified or amended other than by an agreement in writing signed by Maker and Payee.

                  9. Interest Rate Limitation. It is the intent of Maker and Payee in the execution of this Note, the Loan Agreement, the Other Documents (as defined in the Loan Agreement) and in all transactions related hereto and thereto to comply with the usury laws of the State of Nevada (or the usury laws of any other state that might be determined by a court of competent jurisdiction to be applicable notwithstanding such choice of law, hereinafter collectively referred to as "Usury Laws"). In the event that, for

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                                                     - 13 -
any reason, it should be determined that the Usury Laws apply to the loan evidenced hereby, Payee and Maker stipulate and agree that none of the terms and provisions contained herein shall ever be construed to create a contract for use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum rate permitted to be charged by the Usury Laws. In such event, if Payee shall collect monies or other property which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the Usury Laws, all such sums or property deemed to constitute interest in excess of such maximum rate shall, at the option of Payee, be credited to the payment of the principal sum due hereunder.

                  IN WITNESS WHEREOF, Maker, intending to be legally bound, has caused its duly authorized representative to execute and deliver this Note on the date first written above.



                                    NPD, INC.


Attest:________________                     By:_______________________________
                                                             Nunzio P. DeSantis,
                                                              President



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                                                     - 14 -

                               SECURITY AGREEMENT


                  THIS AGREEMENT is made as of this ___ day of January, 1997 by and between NPD, INC., a Delaware corporation with an address at 215 Central NW, Suite 3B, Albuquerque, NM 87102 (the "Debtor"), and CASINO-CO CORPORATION, a Nevada corporation with an address at 2805 Ashworth Circle, Las Vegas, NV 89107 (the "Secured Party").

                                   BACKGROUND

                  The Debtor is indebted to the Secured Party under the Promissory Note of Debtor (the "Note") dated of even date herewith issued to the Secured Party under and pursuant to a Loan Agreement dated of even date herewith between the Debtor and the Secured Party (the "Loan Agreement"). The Debtor has agreed to grant to the Secured Party security for the Debtor's current and future obligations (collectively, the "Obligations") to the Secured Party arising under the Note and Loan Agreement (collectively, the "Loan Documents"). The terms of this Security Agreement without definition that are defined in the Uniform Commercial Code, as enacted in Nevada and in effect on the date of this Security Agreement (the "Uniform Commercial Code"), shall have the meanings ascribed to them in the Uniform Commercial Code, unless the context requires otherwise.

                  NOW, THEREFORE, in consideration of the foregoing, and of the covenants and mutual agreements set forth below, and intend- ing to be legally bound, the parties agree:

                  10. In consideration of and as security for the prompt payment when due, at maturity or by acceleration upon default, of the Obligations, the Debtor grants to the Secured Party, and confirms the grant of, a security interest in and lien upon the Collateral (as defined herein), which security interest shall be second in right of priority only to the Brennan Security Interest (as defined below). This Agreement and the security interest granted in this Agreement shall stand as a general and continuing security for all the Obligations and may be retained by the Secured Party until all the Obligations have been satisfied in full. For purposes of this Agreement, the term "Brennan Security Interest" means all rights of Robert E. Brennan ("Brennan"), and his successors and assigns, as pledgee under that certain Pledge Agreement to be entered into between Brennan and the Debtor (the "Brennan Pledge Agreement") to secure certain obligations of the Debtor to Brennan under a Promissory Note (the "Brennan Note") dated of even date with the Brennan Pledge Agreement. For purposes of this Agreement, the term "Collateral" means the remainder interest of the Debtor in and to the Collateral (as such term is defined in the Brennan Pledge Agreement) upon full satisfaction and discharge of all obligations of the Debtor to Brennan under the Brennan Note and

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                                                     - 15 -
the termination of the Brennan Pledge Agreement resulting therefrom, including, but not limited to, the shares of common stock of International Thoroughbred Breeders, Inc. pledged by the Debtor to Brennan under the Brennan Pledge Agreement (collectively, the ITB Shares"), and any and all proceeds, monies, income and benefits therefrom to which Debtor is then entitled.

                  11. Concurrently upon the execution of this Agreement, the Debtor shall:

                            (a) open an account either at a national banking
institution selected by Debtor with a combined capital and surplus of at least $50,000,000 or at a nationally recognized investment banking\brokerage institution selected by Debtor, and, in each case, in which Debtor shall have no other account or deposit (the "Cash Collateral Account"); and

                           (b) deliver to Brennan and to the Pledgeholder under
the Brennan Pledge Agreement irrevocable written instructions that: (i) any cash proceeds which the Debtor is entitled to receive upon termination of the Brennan Pledge Agreement shall be delivered directly to and deposited in the Cash Collateral Account; provided, however, that such deposited cash proceeds shall not exceed the principal amount then outstanding under the Note (the "Collateral Amount"), and (ii) to the extent that the cash deposited in the Cash Collateral Account is less than the principal amount then outstanding under the Note, any certificated securities, including, but not limited to, the ITB Shares, which the Debtor is entitled to receive upon termination of the Brennan Pledge Agreement, shall be delivered directly to the Secured Party. If ITB Shares are delivered to the Secured Party, such ITB Shares shall be held pursuant to and in accordance with the terms and conditions of the Pledge Agreement attached hereto as Annex "A" and incorporated herein by reference.

                           12.     So long as an Event of Default shall not have
occurred and be continuing, Debtor shall have the right to designate the manner in which the corpus of the Cash Collateral Account shall be invested; provided that such investments shall be limited to (i) obligations of the U.S. Government, (ii) certificates of deposit of an FDIC-insured bank having combined capital and surplus of not less than $50,000,000, or (iii) money market funds investing in obligations of the U.S. Government; provided that all such investments under clauses (i) and (ii) above shall mature not later than 180 days from purchase.

                           13.     If at any time during the term of this Agree-
ment, the aggregate of all funds on deposit in the Cash Collateral Account (including the principal amount of cash equivalents and marketable securites) equals or exceeds the Collateral Amount, then the Secured Party shall deliver to the Debtor any certificated securities or other property then held by the Secured Party as

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                                                     - 16 -

Collateral hereunder which is not in the Cash Collateral Account (and, if all of the ITB Shares held by the Secured Party are delivered, the Pledge Agreement shall be deemed terminated), and the term "Collateral" shall thereafter mean the Cash Collateral Account.

                           14.     So long as an Event of Default shall not have
occurred and be continuing, any income received in respect of the corpus of the Cash Collateral Account which is not otherwise required to make up any deficiency in the Collateral Amount shall not be deemed "Collateral", and such income shall be disbursed directly to Debtor.

                           15.      The Debtor agrees, at any time and from time
to time, to execute and deliver to the Secured Party such certificates of interest, instruments of assignment, financing statements, confirmations, renewals, certificates of title and other instruments as the Secured Party may, in its sole discretion, deem necessary or advisable to perfect the security interest of the Secured Party in the Collateral or to implement and continue the rights of the Secured Party with respect to the Collateral and to pay all costs incurred by the Secured Party in the filing, recording, releasing, or terminating of the foregoing. To the extent required to perfect the Secured Party's interest in the Collateral, the Debtor shall cause the Cash Collateral Account to be registered in the names of the Debtor and the Secured Party, as their interests may appear; provided, however, that until an Event of Default hereunder, Debtor shall continue to exercise all rights with respect to the Collateral and Cash Collateral Account to which Debtor is entitled under this Agreement, and the Secured Party shall execute and deliver such instruments and agreements as Debtor shall require to confirm such rights of Debtor. Notwithstanding anything herein to the contrary, any instrument, certificate, financing statement or similar documents prepared to reflect the Secured Party's interest in the Collateral shall expressly state tht such interest is subject and subordinate to the rights of the pledgee under the Brennan Pledge Agreement.

                  16. The Secured Party shall have the right, at any time and from time to time, without notice to or further consent of the Debtor and without incurring any obligation to the Debtor or impairing its security interest in the Collateral: (a) to inspect all books, records and other documents of the Debtor pertaining to the Collateral, including Cash Collateral Account statements and confirmations, and make extracts therefrom; (b) to take any action with respect to the Collateral required of the Debtor in the immediately preceding paragraph upon failure by the Debtor to do so (though the Secured Party shall be under no obligation to take any such action) and to charge the cost of such action to the Debtor, which cost shall be payable on demand and secured by this Agreement; and (c) to notify any party with respect to the Collat-

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                                                     - 17 -
eral of the security interest of the Secured Party in the Collater-al.

                  17. The Debtor warrants and represents that the Collateral is, and will remain at all times prior to payment in full of the Obligations, the sole property of the Debtor, free and clear of any liens, encumbrances, security interest or claims of adverse interest, except for those created by this Agreement and those arising under the Brennan Pledge Agreement.

                  18. The occurrence of an Event of Default under the Note or Loan Agreement shall constitute an Event of Default under this Agreement.

                  19. Upon the occurrence of an Event of Default, the Secured Party shall have with respect to the Collateral all rights and remedies available to a secured party after default under the Nevada Uniform Commercial Code. In furtherance and not in limitation of the foregoing, the Secured Party may: (a) take possession of any Collateral not in its custody; and (b) collect all sums owing to the Debtor on the Collateral and to compromise same if, in the discretion of the Secured Party, such compromise shall be deemed advisable, and endorse or execute for such purpose in the name of the Debtor any instrument of payment or release or compromise received with respect thereto, such endorsement and execution to be effective as that of the Debtor for all purposes. All remedies of the Secured Party may be exercised separately or concurrently at the discretion of the Secured Party. The Debtor shall be liable to the Secured Party for all out-of-pocket expenses incurred by the Secured Party in connection with the exercise of its remedies under this Agreement, including the reasonable fees of the Secured Party's counsel (collectively, "Collection Costs"), and the same shall, except as otherwise required by the context, be secured by this Agreement. The proceeds of collection, sale or other disposition of the
Collateral shall be applied first to the Collection Costs and then, to the extent thereof, to the balance of the Obligations secured by this Agreement; the balance of the proceeds, if any, to be paid to the Debtor. The Debtor shall remain  liable  to  the  Secured  Party  for  all  Collection  Costs  and  other
Obligations secured by this Agreement remaining unpaid after the above application of the proceeds of Collateral.

                  20. A photographic, or other reproduction of this Agreement or any financing statement relating to this Agreement may be filed as and with the effect of an original financing statement.

                  12. (a) Lender's right in the ITB Shares is subordinate to the right of Robert Green ("Green") pursuant to the option between Green and Debtor. In the event that Green exercises his option, Lender agrees that its pledge shall not apply to the ITB Shares transferred to Green pursuant to his option. Lender agrees to execute any and all documents reasonably requested by Green

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



without cost to Green at the time he executes his option to reflect that the ITB Shares he obtains pursuant to the exercise of that option are obtained free and clear of any lien, claim, interest or encumbrance of or by Lender.

                           (b)  Lender acknowledges that the ITB Shares are
pledged to Brennan pursuant to the terms of the Lender Stock Pledge Agreement dated January 14, 1997 (the "Pledge Agrement"). Lender agrees that Brennan, as pledgee under the Pledge Agreement, has no duty or obligation to Lender with respect to the ITB Shares and can exercise any and all rights provided for under the Pledge Agreement without regard to any lien, claim or interest of Lender in the ITB Shares, which lien, claim or interest are at all times subordinated to and secondary to the rights of Brennan. In the event Brennan elects, after an event of default under the Pledge Agreement to retain the ITB Shares, as provided for in the Pledge Agreement, Lender will execute any and all documents reasonably requested by Brennan to reflect the discharge of Lender's lien without any cost or consideration from Brennan, other than the consideration provided by his consenting to the secondary pledge provided herein. Similarly, in the event of a sale by Brennan after default in accordance with the Pledge Agreement, Lender will execute any and all documents discharging its pledge hereunder so that Brennan can convey good title to the ITB Shares to a purchaser free and clear of any lien or or claim of Lender, without cost or additional consideration from Brennan. Lender's right in such circumstance shall be limited solely to the right to receive any excess proceeds from such sale over and above all amounts which Brennan is entitled to receive under the Pledge Agrement.

                  13. This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada and may be modified and waived only in writing signed by the Secured Party and the Debtor. This Agreement shall be binding on the Debtor and its successors and assigns and shall inure to the benefit of the Secured Party and his heirs, personal representatives, successors and assigns.

                  IN WITNESS WHEREOF, and intending to be legally bound, the parties have duly executed this Agreement as of the day and year first above written.


                                                              NPD, INC.

                                                  By:  _________________________

                                                  Attest:  _____________________


                                                          CASINO-CO CORPORATION


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                                                     - 19 -

                                                  By:  _________________________

                                                Attest:  _____________________


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                                                     - 20 -

                                    ANNEX "A"

                                PLEDGE AGREEMENT


                  THIS PLEDGE AGREEMENT is made as of this day of January,  1997
by  among  NPD,  Inc.,  a  Delaware  corporation   ("Pledgor"),   and  CASINO-CO
CORPORATION, a Nevada corporation ("Pledgee").

                                   BACKGROUND

                  Pledgor and Pledgee are parties to a Security Agreement dated of even date herewith (the "Security Agreement") pursuant to which Pledgor has granted to Pledgee a lien on and security interest in and to the Collateral as such term is defined in the Security Agreement to secure indebtedness of Pledgor to Pledgee under the Promissory Note of Pledgor (the "Note") dated of even date herewith issued to Pledgee under and pursuant to a Loan Agreement dated of even date herewith between Pledgor and Pledgee (the "Loan Agreement"). Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Security Agreement. The Security Agreement provides that if and to the extent the Collateral comprises in part ITB Shares, the ITB Shares shall be held by the Pledgee under and pursuant to the terms of this Pledge Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, and for good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, Pledgor agrees as follows:

                  1. The term "Pledged Stock" shall mean ITB Shares received by Pledgee as part of the Collateral under the Security Agreement, together with all certificates, options, rights, dividends or other distributions issued in addition to, in substitution or in exchange for, or on account of, any of the Pledged Stock, and all cash and noncash proceeds of all of the foregoing, now or hereafter owned, acquired by or arising in favor of Pledgor (provided, however, that any cash proceeds shall be deposited into the Cash Collateral Account and thereafter shall be governed by the terms of the Security Agreement.

                  2.       (a)    As security for the prompt satisfaction of the
Obligations, the Pledgor hereby assigns, pledges, hypothecates, delivers and set over to Pledgee, the Pledged Stock and grants
Pledgee a first and prior lien on and security interest in and to the Pledged Stock.


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



                           (b)      Until an Event of Default under the Loan
Agreement, the Note, the Security Agreement, or this Agreement (an "Event of Default") shall occur and be continuing:

                               (i)     the Pledgor shall be entitled to exercise
any and all voting and other consensual rights pertaining to the Pledged Stock for any purpose not inconsistent with the terms hereof; and

                                (ii)    the Pledgor shall be entitled to receive
and retain any and all dividends paid in respect of the Pledged Stock, other than dividends paid or payable other than in cash and dividends payable in cash in respect of a partial or total liquidation or dissolution of ITB, a reduction of capital, capital surplus or paid-in surplus or in redemption of the Pledged Stock.

Pledgee shall execute and deliver to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights to which it is entitled and to receive the dividends which it is authorized to receive pursuant to this subsection 2(b).

                           (c)   If the Pledgor shall become entitled to receive
or shall receive, in connection with any of the Pledged Stock, any:

                                    (i)    Stock certificate including, without
limitation, any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassifica- tion, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off;

                                    (ii)      Option, warrant, or right, whether
as an addition to or in substitution or in exchange for any of the Pledged Stock, or otherwise;

                                    (iii)   Dividends or distributions payable
in property, including securities issued by other than ITB; or

                                    (iv)       Dividends or distributions of any
sort other than to which Pledgor is entitled under subsection 2(b) hereof; then, Pledgor shall immediately deliver same to Pledgee to be held by Pledgee under this Agreement, in the exact form received, with, as applicable, Pledgor's endorsement when necessary, or appropriate stock powers duly executed in blank, which the Pledgor hereby agrees to make and/or furnish, subject to the terms hereof, as part of the Pledged Stock.

                           (d)   At any time, Pledgee may have any or all of the
Pledged Stock registered in the name of Pledgee or another nominee, and Pledgor hereby covenants that, upon the request of Pledgee, Pledgor shall use its best efforts to cause the transfer agent of the Pledged Stock to effect such registration. If done prior to

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                                                     - 22 -
the occurrence of the Event of Default, Pledgor shall nevertheless retain all voting rights with respect to the Pledged Stock and, for that purpose, Pledgee shall execute and deliver to Pledgor all necessary proxies. Immediately and without further notice, upon the occurrence of an Event of Default, whether or not the Pledged Stock shall have been registered in the name of Pledgee or its nominee, Pledgee shall have the right to exercise all voting rights as to all of the Pledged Stock, and shall have all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if Pledgee were the absolute owner thereof including, without limitation, the right to exchange any or all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege, or option pertaining to any of the Pledged Stock and, in connection therewith, to deliver any of the Pledged Stock to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but Pledgee shall have no duty to exercise any of the aforesaid rights or privileges, or may delay in so doing. In exercising such authority, notice of such exercise shall forthwith be delivered to Pledgor.

                  (e) Until the occurrence of an Event of Default, Pledgor shall be entitled to instruct Pledgee to deliver to Pledgor or to Pledgor's representative all or part of the Pledged Stock for purposes of consummating a bona fide sale at fair market value to a third party, and Pledgee shall so deliver the Pledged Stock upon its receipt of confirmation or settlement documents or cash. Upon receipt of proceeds from such bona fide sale, Pledgee shall deposit such cash into the Cash Collateral Account to the extent of any deficiency between the funds deposited therein and the Collateral Amount, and with any excess thereof being disbursed to the Pledgor. Notwithstanding anything in this subparagraph 2(e) to the contrary, if the proceeds from any such proposed sale, when added to the funds then deposited in the Cash Collateral Account would not be sufficient to equal the Collateral Amount, the prior consent of the Pledgee to such sale shall be required.

                  3. (a) Upon the occurrence of an Event of Default, Pledgee may, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of the time and place of any public or private sale or other disposition) to or upon Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived) forthwith realize upon the Pledged Stock or any part thereof, and may forthwith, or agree to, sell or otherwise dispose of and deliver the Pledged Stock or any part thereof or interest therein, in one or more parcels at public sale or sales, at any exchange, broker's board or at issuer's offices or elsewhere, at such prices and on such terms (including, without limitation, a requirement

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                                                     - 23 -
that any purchaser of all or any part of the Pledged Stock purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof, and all of such terms as shall be required by applicable law) as it may deem best, for or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee or any purchaser to purchase upon any such sale the whole or any part of the Pledged Stock free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released. Notwithstanding anything herein to the contrary, upon an Event of Default, the Pledgee shall be entitled to realize on only that portion of the Pledged Stock which is reasonably expected to generate net proceeds which, when added to the Cash Collateral Account, will equal the Collateral Amount, it being the understanding that the Obligations shall be satisfied first out of the Cash Collateral Account and second the Pledged Stock.

                           (b)     The proceeds of any such disposition or other
action by Pledgee shall be applied as follows:

                                    (i)        First, the costs and expenses in-
curred in connection therewith or incidental thereto or to the care or safekeeping of any of the Pledged Stock or in any way relating to the rights of the Pledgee hereunder, including reasonable attorneys' fees and legal expenses;

                               (ii)    Second to the satisfaction of the Obliga-
tions, subject to the terms of subsection 3(a) above;

                    (iii) Third, to the payment of any other amounts required by applicable law (including, without limitation, those under the Uniform Commercial Code as enacted in the State of Delaware): and

                                    (iv) Fourth, to the Pledgor to the extent of
any surplus proceeds.

Pledgee agrees to give at least five (5) days' written notice of the time and place of any public sale or of the time after which a private sale or other disposition may take place, which notice Pledgor hereby deems commercially reasonable.

                  4.       Pledgor represents and warrants that:

                           (a)      Pledgor has, and has duly exercised, all
requisite power and authority to enter into this Agreement, to pledge the Pledged Stock for the purposes described in subparagraph 2(a) above, and to carry out the transactions contemplated by this Pledge Agreement:

                           (b)      Pledgor is the legal and beneficial owner of
all the Pledged Stock registered in such Pledgor's name;

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                                                     - 24 -

                           (c)     The Pledged Stock is owned by Pledgor free of
any pledge, mortgage, hypothecation, lien, claim, charge, encumbrance or security interest in such shares or the proceeds thereof, except for those granted hereunder and under the Brennan Security Agreement and under the Option Agreement between Robert Green and the Pledgor dated December 5, 1996 as to fifty percent of the ITB Shares subject to the Brennan Security Agreement;

                           (d)      The execution and delivery of this Pledge
Agreement, and the performance of its terms, will not violate or constitute a default under the terms of any agreement, indenture or other instrument, license, judgment, decree, order of regulations, applicable to Pledgor or any of Pledgor's property; and

                             (e)  Upon delivery of the Pledged Stock to
Pledgee, this Pledge Agreement shall create a valid first lien upon and perfected security interest in the Pledged Stock and the cash and non cash proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include the Pledged Stock other than under the Option Agreement between Robert Green and the Pledgor dated December 5, 1996 as to fifty percent of the ITB Shares subject to the Brennan Security Agreement.

                  5. (a) Pledgor hereby covenants that, until all of the Obligations have been satisfied in full, Pledgor will not, without the prior consent of Pledgee or as otherwise permitted by subpara- graph 3(a), sell, convey, or otherwise dispose of any of the Pledged Stock or any interest therein, or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Pledged Stock or the proceeds thereof, other than that created hereby.

                           (b)  The breach by Pledgor of a covenant set forth
in subsection 5(a) or the misrepresentation by Pledgor or breach of a warranty made in Section 4 hereof or the failure of Pledgor to timely perform any material obligation hereunder shall constitute an "Event of Default" hereunder.

                  6. Pledgor recognizes that Pledgee may be unable to effect a public sale of all or a part of the Pledged Stock and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Stock for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Pledgee than those of public sales, and agree that such private sales shall be deemed to have been made in a commercially reasonable manner and that Pledgee have no obligation to delay sale of any Pledged Stock to permit the

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                                                     - 25 -
issuer thereof to register it for public sale under the Securities Act of 1933, as amended, or any other applicable law.
                  7. Pledgor will promptly deliver to Pledgee all written notice received by Pledgor with respect to the Pledged Stock, and Pledgee will promptly give like notice to Pledgor of any such notices received by Pledgee or its nominees.

                  8. Pledgor shall at any time, and from time to time, upon written request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request to effect the purposes of this Pledge Agreement including, without limitation, delivering to Pledgee, upon the occurrence of an Event of Default, irrevocable proxies with respect to the Pledged Stock in form satisfactory to Pledgee.

                  9. (a) No course of dealing between Pledgor and Pledgee, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of Pledgee hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                           (b)   The rights and remedies provided herein and in
the Loan Agreement and the Security Agreement and in all other agreements, instruments, and documents delivered pursuant to or in connection with the Loan Agreement or Note, are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the Nevada Uniform Commercial Code.

                           (c)      The provisions of this Pledge Agreement are
severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity and unenforceability shall not affect any other clause or provision in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in any other jurisdiction or any other clause or provision in this Pledge Agreement in any jurisdiction.

                  10. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by cable, by telecopy, by facsimile, by telegram, by telex or by registered or

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                                                     - 26 -
certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10:
                           (a)      if to Pledgor:

                                    NPD, Inc.
                                    215 Central NW
                                    Suite 3B
                                    Albuquerque, NM 87102

                           (b)  if to Pledgee:

                                    Casino-Co Corporation
                                    2805 Ashworth Circle
                                    Las Vegas, NV 89107

                  11. This Pledge Agreement shall be construed in accordance with the substantive laws of the State of Nevada without regard to principles of conflicts of laws and intended to take effect as an instrument under seal.

                  12. In the event of any inconsistency between the terms of this Pledge Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern and control.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement.

                                    NPD, INC,

                                                   By:  ________________________

                                                  Attest:  ____________________


                                                     CASINO-CO CORPORATION

                                                    By:_________________________

                                                    Attest: ____________________


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                                                     - 27 -